Exhibit 99.1

ROTH CH ACQUISITION I AND PURECYCLE TECHNOLOGIES ANNOUNCE CLOSING OF BUSINESS COMBINATION

- Trading of Common Stock on Nasdaq to Commence on Thursday, March 18, 2021

NEWPORT BEACH, California, March 17, 2021 -- Roth CH Acquisition I Co. (NASDAQ: ROCH, ROCHU, ROCHW) (“Roth CH”) and PureCycle Technologies LLC jointly announced today that they have closed their previously announced business combination.

The business combination was approved by Roth CH’s stockholders at a special meeting held on March 16, 2021. Upon completion of the business combination on March 17, 2021, the combined company changed its name to PureCycle Technologies, Inc. (“PureCycle”). PureCycle’s common stock is expected to begin trading on the Nasdaq Stock Market under the ticker symbol “PCT” commencing March 18, 2021. PureCycle’s units and warrants are also expected to begin trading on the Nasdaq Stock Market under the ticker symbols “PCTTU” and “PCTTW,” respectively.

About PureCycle Technologies

PureCycle Technologies, Inc. holds a global license to commercialize the only patented solvent-based purification recycling technology, developed by The Procter & Gamble Company (“P&G”), for restoring waste polypropylene (“PP”) into virgin-like resin. The proprietary process removes color, odor, and other contaminants from recycled feedstock resulting in virgin-like polypropylene suitable for any PP market. To learn more, visit www.purecycletech.com.

About Roth CH Acquisition I Co.

Roth CH Acquisition I Co. was organized as a blank check company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Roth CH was jointly managed by Roth Capital Partners and Craig-Hallum Capital Group. Its initial public offering occurred on May 4, 2020 raising approximately $76.5 million. For more information, visit www.rothch.com.

Forward Looking Statements
Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, including statements about the anticipated benefits of the business combination, and the financial condition, results of operations, earnings outlook and prospects of Roth CH and/or PureCycle and may include statements for the period following the consummation of the business combination. When used in this press release, the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of Roth CH and PureCycle as applicable and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in the public filings made or to be made with the SEC by PureCycle, including the proxy statement/prospectus filed on February 12, 2021 regarding Roth CH’s special meeting of stockholders relating to the following: expectations regarding PureCycle’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PureCycle’s ability to invest in growth initiatives; PureCycle’s ability to scale and build the Ironton plant in a timely and cost-effective manner; the implementation, market acceptance and success of PureCycle’s business model and growth strategy; the success or profitability of PureCycle’s offtake arrangements; PureCycle’s future capital requirements and sources and uses of cash; PureCycle’s ability to obtain funding for its operations and future growth; developments and projections relating to PureCycle’s competitors and industry; the ability to recognize the anticipated benefits of the business combination; geopolitical risk and changes in applicable laws or regulations; the possibility that Roth CH and/or PureCycle may be adversely affected by other economic, business, and/or competitive factors; operational risk; risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on Roth CH’s or PureCycle’s business operations, as well as Roth CH’s or PureCycle’s financial condition and results of operations. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of Roth CH and PureCycle prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Neither Roth CH nor PureCycle undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact Information

Roth CH

John Lipman, COO

Craig-Hallum Capital Group

John.lipman@craig-hallum.com

IR Contact:

Cody Slach, Senior Managing Director

Gateway Investor Relations

(949) 574-3860

ROCH@GatewayIR.com

PureCycle Technologies, LLC

Amy Jo Clark

Director, Corporate Communications

aclark@purecycletech.com